Exhibit 99.1

Exelon

Sustainable Advantage

Exelon Corporation 2008 Fact Book

To the Financial Community,

The Exelon Fact Book is intended to provide historical financial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC filings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Form 10-Q, for more comprehensive financial statements and information.

For more information about Exelon and to send e-mail inquiries, visit our website at www.exeloncorp.com.

Investor Information	Stock Symbol: EXC
Exelon Corporation	Common stock is listed on the
Investor Relations	New York, Chicago and Philadelphia stock exchanges.
10 South Dearborn Street
Chicago, IL 60603
312.394.2345
312.394.8941 (fax)

Information in this Fact Book is current as of May 31, 2009 unless otherwise noted.

This publication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s First Quarter 2009 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Exelon Generation Company LLC, Commonwealth Edison Company, and PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this publication. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this publication.

Exelon at a Glance

Company Profile

Exelon Corporation, headquartered in Chicago, Illinois, is one of the largest electric utilities in the U.S. with approximately 5.4 million customers and $19 billion in annual revenues. The company has one of the largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic.

Our Vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

Our Goals

> Keep the lights on and the gas flowing

> Run the nuclear fleet at world-class levels

> Capitalize on environmental leadership and clean nuclear energy

> Create a challenging and rewarding workplace

> Enhance the value of our generation

> Build value through disciplined financial management

Our Values

Safety – for our employees, our customers and our communities

Integrity – the highest ethical standards in what we say and what we do

Diversity – in ethnicity, gender, experience and thought

Respect – trust and teamwork through open and honest communication

Accountability – for our commitments, actions and results

Continuous improvement – stretch goals and measured results

Exelon Quick Facts at year-end 2008		Market Highlights

$18.9 billion in revenues $47.8 billion in assets 5.4 million electric customers 0.5 million gas customers 109,881 circuit miles of electric distribution lines	6,823 circuit miles of electric transmission lines 12,310 miles of gas pipelines 31,292 MWs total U.S. generating resources 19,610 employees	658 million common shares outstanding $2.10 current annual dividend rate per share(a) 48% 2008 dividend payout ratio(b) 3.8% dividend yield(c)

(a)	Dividend rate increased in December 2008. Dividends are subject to declaration by the board of directors each quarter.
(b)	Based on $2.03 dividend per share paid in 2008.
(c)	Based on common stock price of $55.61 on December 31, 2008.

2

Company Overview

Nuclear Generation Fossil Generation Renewable/Hydro Generation Power Marketing 2008 (in millions) Revenues: $10,754 Assets: $20,355	Illinois Utility 2008 (in millions) Revenues: $6,136 Assets: $19,237	Pennsylvania Utility 2008 (in millions) Revenues: $5,567 Assets: $9,169

Operating Companies

Exelon Generation	Commonwealth Edison Company	PECO Energy Company

Exelon Generation (Generation) engages in competitive electric generation operations, including owned and contracted-for generating facilities, power marketing activities through Power Team, and competitive retail energy sales.	Commonwealth Edison (ComEd) is a regulated electricity transmission and distribution company with a service area in northern Illinois, including the City of Chicago, of approximately 11,300 square miles and an estimated population of 8 million. ComEd has approximately 3.8 million customers.	PECO Energy (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a service area in south- eastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 3.9 million. PECO has approximately 1.6 million electric customers and 485,000 natural gas customers.

Our Strategic Direction

Protect today’s value	+	Grow long-term value

> Deliver superior operating performance > Advance competitive markets > Exercise financial discipline and maintain financial flexibility > Build healthy, self-sustaining delivery companies

>  Drive the organization to the next level of performance

>  Adapt and advance Exelon 2020

>  Rigorously evaluate and pursue growth opportunities and advancements in clean technology

>  Build the premier, enduring competitive generation company

3

State Regulation

Illinois Commerce Commission (ICC)

(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (Pat Quinn, Democrat; term began in January 2009 and ends in January 2011) and confirmed by the Illinois State Senate. The Commissioners serve for five-year, staggered terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Charles E. Box (Chairman)	Democrat	1/06	1/09(a)	Attorney; mayor of Rockford, IL; city administrator and legal director

Lula M. Ford	Democrat	1/03	1/13	Assistant superintendent, Chicago Public Schools; teacher; assistant director, Central Management Service

Erin O’Connell-Diaz	Republican	4/03	1/13	Attorney; ICC Administrative Law Judge; assistant attorney general

Sherman J. Elliott	Republican	1/08	1/12	Manager of State Regulatory Affairs for MISO; policy advisor to ICC Commissioners; ICC senior economist

Vacant

(a) No action has been taken on the appointment.

Previous ComEd Electric Distribution Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Request	10/17/07	$345(a)	2006	$6,951(a)	8.57%(a)	10.75%	45.04%(a)
ICC Order(b)	9/10/08	$274	2006	$6,694	8.36%	10.30%	45.04%

ComEd Request	8/31/05	$317	2004	$6,187	8.94%	11.00%	54.20%
ICC Order(b),(c)	12/20/06	$83	2004	$5,521	8.01%	10.045%	42.86%

(a) Reflects ComEd surrebuttal testimony filed on April 21, 2008. Original rate request included a $361 million revenue increase.

(b) ComEd and other parties appealed the rate order; the timing of a court ruling is uncertain.

(c) The ICC issued an order on rehearing that increased the amount previously approved on July 26, 2006 by approximately $74 million.

ComEd – Average Total Residential Rates

($/MWh)

Year	Transmission	Distribution	Energy	Other(a)	Total
2006	$ -	$ -	$ -	$ -	$86.59(b)
2007	3.47	30.40	71.76	1.98	107.61
2008	6.90	33.77	72.55	2.46	115.68

(a) Primarily includes taxes and environmental cost recovery and energy efficiency riders.

(b) Rates for services were bundled prior to 2007.

4

State Regulation

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (Ed Rendell, Democrat; term began in January 2003 and ends in January 2011) and confirmed by the Pennsylvania State Senate. The Commissioners serve for five-year, staggered terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman is designated by the Governor, and the Vice Chairman is selected by the PUC commissioners.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
James H. Cawley (Chairman)	Democrat	6/05	4/10	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee

Tyrone Christy (Vice Chairman)	Democrat	7/07	4/11	Executive at Americas Power Partners/ Armstrong Services; board member of Pennsylvania Energy Development Authority; vice chairman of PUC’s Independent Power Committee

Kim Pizzingrilli	Republican	2/02	4/12	Secretary of the Commonwealth; positions at the Department of State and Treasury Department

Wayne E. Gardner	Democrat	6/08	4/13	Consultant in power generation technologies; executive at Franklin Fuel Cells, Inc.; executive at PECO Energy

Robert F. Powelson	Republican	6/08	4/14	President/CEO of Chester County Chamber of Business and Industry; staff assistant to former U.S. Representative Curt Weldon (PA)

PECO Previous Gas Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request(a)	3/31/08	$98	2008	$1,104	8.87%	11.50%	54.34%
PUC Order(b)	10/23/08	$77	2008

(a) Per original filing.

(b) PUC approved a joint settlement; no allowed return was specified. Increase was effective January 1, 2009.

PECO Energy – Electric Transition Plan

The PUC authorized recovery in PECO’s 1998 settlement of $5.3 billion of stranded costs, or competitive transition charges (CTC) regulatory asset, with a return on the unamortized balance of 10.75%, through 2010. The PUC authorized amortization of the regulatory asset through 2010.

($ in millions) Year	Estimated CTC Revenue	Estimated Stranded Cost Amortization
2009	924	783
2010	932	883

PECO Energy – Schedule of System Average Electric Rates

Transmission rates are regulated by the Federal Energy Regulatory Commission. The CTC rate is subject to annual reconciliation for actual retail sales. Any CTC adjustment is offset by an Energy and Capacity adjustment in a like amount. Rates increased from the original PUC settlement to reflect the roll-in of increased gross receipts tax and Universal Service Fund charge.

($/MWh) Effective Date	Transmission	Distribution	CTC	Energy and Capacity	Total
1/1/2009	$4.60	$26.20	$27.00	$54.30	$112.10
1/1/2010	4.60	26.20	27.00	54.30	112.10

5

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate.

The Commissioners serve for five-year, staggered terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Jon Wellinghoff (Chairman)	Democrat	7/06	6/13	Attorney, practice focused on energy law and utility regulation; staff advisor to several state utility commissions; Nevada State Consumer Advocate

Suedeen G. Kelly	Democrat	11/03	6/09	Attorney; professor of law; Chair of the New Mexico Public Service Commission; counsel to the California Independent System Operator

Philip D. Moeller	Republican	7/06	6/10	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; Alliant Energy Corporation

Marc Spitzer	Republican	7/06	6/11	Attorney; Chair of the Arizona Corporation Commission; Arizona State Senator and Chair of the Judiciary and Finance Committees

Vacant

ComEd Electric Transmission Rate Cases

($ in millions)	Date	Revenue Adjustment	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Update(a)	5/15/09	$(16)	2008 pro forma	$1,986	9.43%	11.50%	57%

ComEd Update(b)	5/15/08	$65	2007 pro forma	$1,980	9.37%	11.50%	58%

FERC Order(c)	1/08	$120(d)	2005 pro forma	$1,847	9.40%	11.50%(e)	58%(f)

ComEd Request	3/1/07	$147(d)	2005 pro forma	$1,898	9.87%	12.20%(g)	58%

(a)	Annual update filing based on the formula rate; rate effective June 1, 2009 through May 31, 2010. The revenue requirement decrease primarily reflects a lower true-up amount for the prior year.
(b)	Annual update filing based on the formula rate; rate effective June 1, 2008 through May 31, 2009.
(c)	On January 16, 2008, FERC issued an order that approved ComEd’s proposal to implement a formula-based transmission rate, effective May 1, 2007. On January 18, 2008, FERC issued an order on rehearing that approved incentive rate treatment for West Loop Phase II project, including a 1.50% ROE adder.
(d)	Year 1 increase.
(e)	FERC approved the 0.50% RTO adder. ROE is fixed and not subject to annual updating.
(f)	Equity cap of 58% for 2 years, declining to 55% by 2011.
(g)	Reflects base ROE of 11.70% plus requested 0.50% adder for participation in a Regional Transmission Organization (RTO).
Additionally, an incentive adder of 1.50% on major new projects was requested.

6

Exelon Corporation – Financial and Operating Highlights

	For the Years ended December 31,

(in millions, except per share data and where indicated)	2008	2007	2006
Operating revenues	$18,859	$18,916	$15,655
Net income	$2,737	$2,736	$1,592
Electric deliveries (in GWhs)(a)	131,282	133,390	128,748
Gas deliveries (in million cubic feet (mmcf))	83,734	86,600	76,105
Total available electric supply resources (MWs)	31,292	32,332	33,464
Cash flows from operating activities	$6,551	$4,496	$4,835
Capital expenditures	$3,117	$2,674	$2,418

Common Stock Data
Average common shares outstanding – diluted (in millions)	662	676	676
GAAP earnings per share (diluted)	$4.13	$4.05	$2.35
Adjusted (non-GAAP) operating earnings per share (diluted)	$4.20	$4.32	$3.22
Dividends paid per common share	$2.03	$1.76	$1.60

New York Stock Exchange common stock price (per share)
High	$91.64	$86.83	$63.62
Low	$45.00	$58.74	$51.13
Year end	$55.61	$81.64	$61.89

Book value per share	$16.78	$15.34	$14.94
Total market capitalization (year end)	$36,603	$53,956	$41,460
Common shares outstanding (year end)	658.2	660.9	669.9

(a)	One GWh is the equivalent of one million kilowatthours (kWh).

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Share to GAAP

	2008	2007	2006
GAAP Earnings per Diluted Share	$4.13	$4.05	$2.35
Impairment of ComEd’s goodwill			1.15
Investments in synthetic fuel-producing facilities		(0.14)	0.04
Mark-to-market impact of economic hedging activities	(0.41)	0.15	(0.09)
Decommissioning obligation reduction	(0.02)	(0.03)	(0.13)
Impact of the 2007 Illinois electric rate settlement	0.22	0.41
Costs associated with ComEd’s City of Chicago settlement	0.02	0.02
Income associated with termination of Generation’s State Line Energy, L.L.C. (State Line) PPA		(0.19)
Loss associated with Generation’s tolling agreement with Georgia Power related to the Tenaska Georgia Partners, LP (Tenaska) contract		0.11
Gain on sale of Generation’s investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP)		(0.01)
Non-cash deferred tax items		(0.04)
Recovery of debt costs at ComEd			(0.08)
Recovery of severance costs at ComEd			(0.14)
Charges related to the now-terminated merger with Public Service Enterprise Group Incorporated (PSEG)			0.09
Severance charges			0.03
Resolution of tax matters at Generation related to Sithe Energies, Inc. (Sithe)	(0.03)	(0.01)
External costs associated with the proposed aquisition of NRG Energy, Inc. (NRG)	0.02
Unrealized losses related to nuclear decomissioning trust (NDT) fund investments	0.27

Adjusted (non-GAAP) Operating Earnings per Diluted Share	$4.20	$4.32	$3.22

Note: PPA = power purchase agreement

7

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2008				Twelve Months Ended December 31, 2007

(in millions, except per share data)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$18,859	$245	(b),(h)	$19,104	$18,916	$236	(b),(c),(h),(j)	$19,152

Operating expenses
Purchased power	4,270	414	(c)	4,684	5,282	(378	)(c),(j)	4,904
Fuel	2,312	38	(c)	2,350	2,360	81	(c)	2,441
Operating and maintenance	4,566	–	(b),(d),(f)	4,566	4,289	(72	)(b),(d),(i)	4,217
Depreciation and amortization	1,634	–		1,634	1,520	–		1,520
Taxes other than income	778	–		778	797	–		797

Total operating expenses	13,560	452		14,012	14,248	(369)		13,879

Operating income	5,299	(207)		5,092	4,668	605		5,273

Other income and deductions
Interest expense, net	(832)	–		(832)	(850)	7	(i)	(843)
Equity in losses of unconsolidated affiliates and investments	(26)	–		(26)	(106)	93	(i)	(13)
Other, net	(407)	524	(g)	117	460	(196	)(i),(l)	264

Total other income and deductions	(1,265)	524		(741)	(496)	(96)		(592)

Income from continuing operations before income taxes	4,034	317		4,351	4,172	509		4,681
Income taxes	1,317	253	(b),(c),(d),(f),(g),(h)	1,570	1,446	317	(b),(c),(d),(h),(i ), (j),(k),(l),(m)	1,763

Income from continuing operations	2,717	64		2,781	2,726	192		2,918

Income from discontinued operations	20	(20	)(e)	–	10	(5	)(e)	5

Net income	$2,737	$44		$2,781	$2,736	$187		$2,923

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(c)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities.
(d)	Adjustment to exclude the decrease in Generation’s decommissioning obligation liability.
(e)	Adjustment to exclude the resolution of tax matters at Generation related to Sithe.
(f)	Adjustment to exclude external costs in 2008 associated with Exelon’s proposed acquisition of NRG.
(g)	Adjustment to exclude the unrealized losses associated with Generation’s NDT fund investments and the associated contractual accounting relating to income taxes.
(h)	Adjustment to exclude the costs associated with ComEd’s 2007 settlement agreement with the City of Chicago.
(i)	Adjustment to exclude the 2007 financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the mark-to-market gains (losses) associated with the related derivatives.
(j)	Adjustment to exclude the income associated with the termination of Generation’s PPA with State Line.
(k)	Adjustment to exclude the loss associated with Generation’s tolling agreement with Georgia Power related to a contract with Tenaska.
(l)	Adjustment to exclude the gain related to the sale of Generation’s ownership interest in TEG and TEP.
(m)	Adjustment to exclude non-cash deferred tax items.

8

Exelon Corporation – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2008			Twelve Months Ended December 31, 2007

(in millions, except per share date)	GAAP(a)	Adjustments	Adjusted Non-GAAP	GAAP(a)	Adjustments	Adjusted Non-GAAP
Earnings per average common share
Basic:
Income from continuing operations	$4.13	$0.10	$4.23	$4.06	$0.29	$4.35
Income from discontinued operations	0.03	(0.03)	–	0.02	(0.01)	0.01

Net income	$4.16	$0.07	$4.23	$4.08	$0.28	$4.36

Diluted:
Income from continuing operations	$4.10	$0.10	$4.20	$4.03	$0.28	$4.31
Income from discontinued operations	0.03	(0.03)	–	0.02	(0.01)	0.01

Net income	$4.13	$0.07	$4.20	$4.05	$0.27	$4.32

Average common shares outstanding
Basic	658		658	670		670
Diluted	662		662	676		676

(a)	Results reported in accordance with GAAP.

9

Exelon Generation Company – Reconciliation of Adjusted (non-GAAP) Operating

Earnings to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2008				Twelve Months Ended December 31, 2007

(in millions)	Adjusted GAAP(a)	Adjustments		Non-GAAP	Adjusted GAAP(a)	Adjustments		Non-GAAP
Operating revenues	$10,754	$221	(b)	$10,975	$10,749	$185	(b),(f)	$10,934

Operating expenses
Purchased power	1,867	414	(c)	2,281	2,705	(378	)(c),(f),(g)	2,327
Fuel	1,705	38	(c)	1,743	1,746	81	(c)	1,827
Operating and maintenance	2,717	25	(i)	2,742	2,454	29	(i)	2,483
Depreciation and amortization	274	–		274	267	–		267
Taxes other than income	197	–		197	185	–		185

Total operating expenses	6,760	477		7,237	7,357	(268)		7,089

Operating income	3,994	(256)		3,738	3,392	453		3,845

Other income and deductions
Interest expense, net	(136)	–		(136)	(161)	4	(h)	(157)
Equity in earnings (losses) of investments	(1)	–		(1)	1	–		1
Other, net	(469)	524	(d)	55	155	(18	)(j)	137

Total other income and deductions	(606)	524		(82)	(5)	(14)		(19)

Income before income taxes	3,388	268		3,656	3,387	439		3,826
Income taxes	1,130	233	(b),(c),(d),(i)	1,363	1,362	132	(b),(c),(f),(g),(h),(i),(j)	1,494

Income from continuing operations	2,258	35		2,293	2,025	307		2,332
Income (loss) from discontinued operations	20	(20	)(e)	–	4	(5	)(e)	(1)

Net income	$2,278	$15		$2,293	$2,029	$302		$2,331

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(c)	Adjustment to exclude the mark-to-market impact of Generation’s economic hedging activities.
(d)	Adjustment to exclude the unrealized losses associated with Generation’s NDT fund investments and the associated contractual accounting relating to income taxes.
(e)	Adjustment to exclude the resolution of tax matters at Generation related to Sithe.
(f)	Adjustment to exclude the income associated with the termination of Generation’s PPA with State Line.
(g)	Adjustment to exclude the loss associated with Generation’s tolling agreement with Georgia Power related to a contract with Tenaska.
(h)	Adjustment to exclude a non-cash deferred tax item.
(i)	Adjustment to exclude the decrease in Generation’s decommissioning obligation liability.
(j)	Adjustment to exclude the gain related to the sale of Generation’s ownership interest in TEG and TEP.

10

Commonwealth Edison Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2008				Twelve Months Ended December 31, 2007

(in millions)	GAAP(a)	Adjustments		Adjusted Non-GAAP	GAAP(a)	Adjustments		Adjusted Non-GAAP
Operating revenues	$6,136	$24	(b),(d)	$6,160	$6,104	$51	(b),(c),(d)	$6,155

Operating expenses
Purchased power	3,582	–		3,582	3,747	–		3,747
Operating and maintenance	1,125	(7	)(b)	1,118	1,091	(8	)(b)	1,083
Depreciation and amortization	464	–		464	440	–		440
Taxes other than income	298	–		298	314	–		314

Total operating expenses	5,469	(7)		5,462	5,592	(8)		5,584

Operating income	667	31		698	512	59		571

Other income and deductions
Interest expense, net	(348)	–		(348)	(318)	–		(318)
Equity in losses of unconsolidated affiliates	(8)	–		(8)	(7)	–		(7)
Other, net	18	–		18	58	–		58

Total other income and deductions	(338)	–		(338)	(267)	–		(267)

Income before income taxes	329	31		360	245	59		304

Income taxes	128	13	(b),(d)	141	80	24	(b),(c),(d)	104

Net income	$201	$18		$219	$165	$35		$200

(a)	Results reported in accordance with GAAP.
(b)	Adjustment to exclude the impact of the 2007 Illinois electric rate settlement.
(c)	Adjustment to exclude the mark-to-market impact of ComEd’s economic hedging activities.
(d)	Adjustment to exclude the costs associated with ComEd’s 2007 settlement agreement with the City of Chicago.

11

PECO Energy Company – Reconciliation of Adjusted (non-GAAP) Operating Earnings

to GAAP Consolidated Statements of Operations (unaudited)

	Twelve Months Ended December 31, 2008			Twelve Months Ended December 31, 2007
(in millions)	GAAP(a)	Adjustments	Adjusted Non-GAAP	GAAP(a)	Adjustments	Adjusted Non-GAAP
Operating revenues	$5,567	$ –	$5,567	$5,613	$ –	$5,613

Operating expenses
Purchased power	2,411	–	2,411	2,366	–	2,366
Fuel	607	–	607	617	–	617
Operating and maintenance	731	–	731	630	–	630
Depreciation and amortization	854	–	854	773	–	773
Taxes other than income	265	–	265	280	–	280

Total operating expenses	4,868	–	4,868	4,666	–	4,666

Operating income	699	–	699	947	–	947

Other income and deductions
Interest expense, net	(226)	–	(226)	(248)	–	(248)
Equity in losses of unconsolidated affiliates	(16)	–	(16)	(7)	–	(7)
Other, net	18	–	18	45	–	45

Total other income and deductions	(224)	–	(224)	(210)	–	(210)

Income before income taxes	475	–	475	737	–	737

Income taxes	150	–	150	230	–	230

Net income	$325	$ –	$325	$507	$ –	$507

(a)	Results reported in accordance with GAAP.

12

Exelon and Operating Companies – Capital Structure and Capitalization Ratios

(at December 31)	2008			2007			2006

Exelon (consolidated)	(in millions)	(in percent)	(in percent)(a)	(in millions)	(in percent)	(in percent)(a)	(in millions)	(in percent)	(in percent)(a)
Total Debt	$13,151	54.1	51.9	$13,687	57.2	53.3	$13,045	56.4	49.8
Preferred Securities of Subsidiaries	87	0.4	0.4	87	0.4	0.4	87	0.4	0.4
Total Shareholders’ Equity	11,047	45.5	47.7	10,137	42.4	46.3	10,007	43.2	49.7

Total Capitalization	$24,285			$23,911			$23,139

Transition Debt	$1,124			$2,006			$3,051

Exelon Generation
Total Debt(b)	$2,514	27.7		$2,525	36.6		$1,790	24.6
Total Members’ Equity	6,565	72.3		4,369	63.4		5,483	75.4

Total Capitalization	$9,079			$6,894			$7,273

ComEd
Total Debt	$4,992	42.6		$5,150	44.1	42.8	$4,648	42.5	38.8
Total Shareholders’ Equity	6,735	57.4		6,528	55.9	57.2	6,298	57.5	61.2

Total Capitalization	$11,727			$11,678			$10,946

Transition Debt	$ –			$274			$648

PECO Energy
Total Debt(b)	$3,374	59.8	49.8	$3,789	64.2	49.4	$4,197	69.9	49.8
Total Shareholders’ Equity	2,269	40.2	50.2	2,110	35.8	50.6	1,809	30.1	50.2

Total Capitalization	$5,643			$5,899			$6,006

Transition Debt(c)	$1,124			$1,733			$2,404

(a)	Excluding ComEd and PECO transition debt.
(b)	Debt includes borrowings from intercompany money pool; as of January 10, 2006, ComEd suspended participation in the intercompany money pool.
(c)	PECO transition debt maturities (in millions): 2009 - $319, 2010 - $805.
Note: Amounts may not add due to rounding.

Credit Ratings as of May 31, 2009

	Moody’s Investors Service(a)	Standard & Poor’s Corporation(b)	Fitch Ratings(c)
Exelon Corporation
Senior Unsecured Debt	Baa1	BBB-	BBB+
Commercial Paper	P2	A2	F2

Exelon Generation
Senior Unsecured Debt	A3	BBB	BBB+
Commercial Paper	P2	A2	F2

ComEd
Senior Secured Debt	Baa2	BBB+	BBB
Senior Unsecured Debt	Baa3	BBB-	BBB-
Commercial Paper	P3	A3	B

PECO Energy
Senior Secured Debt	A2	A-	A
Senior Unsecured Debt	A3	BBB	A-
Commercial Paper	P1	A2	F2

(a)	Exelon, Generation and PECO ratings are under review for possible downgrade; ComEd’s rating outlook is stable.
(b)	Exelon, Generation, ComEd and PECO ratings on CreditWatch with negative implications.
(c)	Exelon and Generation on Rating Watch Negative.

13

Exelon Corporate – Long-Term Debt Outstanding as of December 31, 2008

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
Senior Notes Payable
2005 Senior Notes Payable	4.45%	6/9/05	6/15/10	$400	$0	$400
2005 Senior Notes Payable	4.90%	6/9/05	6/15/15	800	0	800
2005 Senior Notes Payable	5.625%	6/9/05	6/15/35	500	0	500
2001 Senior Notes Payable	6.75%	5/8/01	5/1/11	500	0	500

Total Senior Notes Payable				$2,200	$0	$2,200

Unamortized Debt Discount & Premium, Net				(2)	0	(2)

Total Long-Term Debt				$2,198	$0	$2,198

Maturities
2009	$0	2012	0
2010	400	2013	0
2011	500

Exelon Generation – Long-Term Debt Outstanding as of December 31, 2008

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
Senior Notes
2001 Senior Unsecured Notes	6.95%	6/14/01	6/15/11	$700	$0	$700
2003 Senior Unsecured Notes	5.35%	12/19/03	1/15/14	500	0	500
2007 Senior Unsecured Notes	6.20%	9/28/07	1/01/17	700	0	700

Total Senior Unsecured Notes				$1,900	$0	$1,900

Unsecured Pollution Control Notes
Montgomery Co. 2001 Ser. B	var. rate	9/5/01	10/1/30	69	0	69
Delaware Co. 2001 Ser. A	var. rate	4/25/01	4/1/21	39	0	39
Montgomery Co. 2001 Ser. A	var. rate	4/25/01	10/1/34	13	0	13
Delaware Co. 1993 Ser. A	var. rate	8/24/93	8/1/16	24	0	24
Salem Co. 1993 Ser. A	var. rate	9/9/93	3/1/25	23	0	23
Montgomery Co. 1994 Ser. A	var. rate	2/14/95	6/1/29	83	0	83
Montgomery Co. 1994 Ser. B	var. rate	7/2/95	6/1/29	13	0	13
York County 1993 Ser. A	var. rate	8/24/93	8/1/16	18	0	18
Montgomery Co. 1996 Ser. A	var. rate	3/27/96	3/1/34	34	0	34
Montgomery Co. 2002 Ser. A	var. rate	7/24/02	12/1/29	30	0	30
Indiana Co. 2003 A	var. rate	6/3/03	6/1/27	17	0	17
Delaware Co. 1999 Ser. A	var. rate	10/1/04	4/1/21	51	0	51
Montgomery Co. 1999 Ser. A	var. rate	10/1/04	10/1/30	92	0	92
Montgomery Co. 1999 Ser. B	var. rate	10/1/04	10/1/34	14	0	14
Armstrong Co. 2007 A	var. rate	12/31/07	12/1/42	46	0	46

Total Unsec. Pollution Control Notes				$566	$0	$566

AmerGen Notes Payable - Oyster Creek	6.33%		8/8/09	$10	$10	$0
Capital Leases				$40	$2	$38

Unamortized Debt Discount & Premium, Net				(2)	0	(2)

Total Long-Term Debt				$2,514	$12	$2,502

Maturities

2009	$12	2012	2
2010	2	2013	2
2011	703

14

ComEd – Long-Term Debt Outstanding as of December 31, 2008

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
First Mortgage Bonds
Pollution Control-1994B	5.70%	1/15/94	1/15/09	$ 16	$ 16	$ 0
102	4.74%	8/25/03	8/15/10	212	0	212
105	5.40%	12/19/06	12/15/11	345	0	345
98	6.15%	3/13/02	3/15/12	450	0	450
92	7.625%	4/15/93	4/15/13	125	0	125
94	7.50%	7/1/93	7/1/13	127	0	127
Pollution Control-1994C	5.85%	1/15/94	1/15/14	17	0	17
101	4.70%	4/7/03	4/15/15	260	0	260
104	5.95%	8/28/06	8/15/16	415	0	415
IL Fin. Authority Series 2008 F	var. rate	5/9/08	3/1/17	91	0	91
106	6.15%	9/10/07	9/15/17	425	0	425
108	5.80%	3/27/08	3/15/18	700	0	700
IL Fin. Authority Series 2008 D	var. rate	5/9/08	3/1/20	50	0	50
IL Fin. Authority Series 2008 E	var. rate	6/27/08	5/1/21	50	0	50
100	5.875%	1/22/03	2/1/33	254	0	254
103	5.90%	3/6/06	3/15/36	625	0	625
107	6.45%	1/16/08	1/15/38	450	0	450

Total First Mortgage Bonds				$4,612	$16	$4,596

Sinking Fund Debentures
Sinking Fund Debenture(a)	4.625%	1/1/59	1/1/09	0	0	0
Sinking Fund Debenture	4.75%	12/1/61	12/1/11	3	1	2

Total Sinking Fund Debentures				$4	$1	$2

Notes Payable
Notes Payable	6.95%	7/16/98	7/15/18	140	0	140

Total Notes Payable				$140	$0	$140

Long-Term Debt To Financing Trusts
Subordinated Debentures to ComEd Financing III	6.35%	3/17/03	3/15/33	206	0	206

Total Long-Term Debt to Financing Trusts				$206	$0	$206

Unamortized Debt Disc. & Prem. & Settled Fair-Value Hedge, Net				(30)	0	(30)

Total Long-Term Debt				$4,932	$17	$4,914

Maturities

2009	$17
2010	213
2011	347
2012	450
2013	252

(a)	As of December 31, 2008, there was $400,000 outstanding.

Note: Amounts may not add due to rounding.

15

PECO Energy – Long-Term Debt Outstanding as of December 31, 2008

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)
First Mortgage Bonds
FMB	5.95%	11/1/01	11/1/11	250	0	250
FMB	4.75%	9/23/02	10/1/12	225	0	225
FMB	5.60%	10/2/08	10/15/13	300	0	300
FMB	5.35%	3/4/08	3/1/18	500	0	500
FMB	5.90%	4/23/04	5/1/34	75	0	75
FMB	5.95%	9/25/06	10/1/36	300	0	300
FMB	5.70%	3/19/07	3/15/37	175	0	175

Total First Mortgage Bonds				$1,825	$0	$1,825

Mortgage-Backed Pollution Control Notes
Delaware Co. 2008 Ser. A	4.00%	3/5/08	12/1/12	150	0	150

Total Mortgage-Backed Pollution Control Notes				$150	$0	$150

Long-Term Debt to Financing Trusts
PETT(a) Series 2000 A-4	7.65%	5/2/00	9/1/09	319	319	0
PETT Series 2001 A-1	6.52%	3/1/01	9/1/10	805	0	805
PECO Energy Capital Trust III	7.38%	4/6/98	4/6/28	81	0	81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	0	103

Total Long-Term Debt to Financing Trusts				$1,308	$319	$989

Unamortized Debt Discount & Premium, Net				(4)	0	(4)

Total Long-Term Debt				$3,279	$319	$2,960

(a) PETT = PECO Energy Transition Trust

Maturities

2009	$319
2010	805
2011	250
2012	375
2013	300

Exelon and Operating Companies – Credit Facilities and Short-Term Borrowings as of December 31, 2008

	Generation	ComEd	PECO	Exelon Corporate	Total
(in millions)
Unsecured Revolving Credit Facilities(a)	$4,834	$952	$574	$957	$7,317
Outstanding Facility Draws	–	(60)	–	–	(60)
Outstanding Letters of Credit	(127)	(141)	(93)	(5)	(366)

Available Capacity under Facilities(b)	4,707	751	481	952	6,891
Outstanding Commercial Paper	–	–	(95)	(56)	(151)

Available Capacity less Outstanding Comm. Paper	$4,707	$751	$386	$896	$6,740

(a)	Equals aggregate bank commitments under revolving credit agreements.
(b)	Represents unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and credit facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.

16

Exelon Service Area and Selected Generating Assets*

Illinois	Pennsylvania	2008 Exelon Generation – Ownership Equity
A    Exelon Corporate HQ

A    ComEd HQ

B    Exelon Nuclear HQ

1    Braidwood (N)

2    Byron (N)

3    Clinton (N)

4    Dresden (N)

5    LaSalle (N)

6    Quad Cities (N)

7    Southeast Chicago (F)

Maine

8    Wyman (F)

Maryland

9    Conowingo (R)

Massachusetts

10  Framingham (F)

11  New Boston (F)

12  West Medway (F)

New Jersey

13  Oyster Creek (N)

14  Salem (N)

C Exelon Power Team HQ

C    Exelon Power HQ

C    Exelon Generation HQ

D    PECO HQ

15  Conemaugh (F)

16  Cromby (F)

17  Eddystone (F)

18  Fairless Hills (R)

19  Keystone (F)

20  Limerick (N)

21  Muddy Run (R)

22  Peach Bottom (N)

23  Schuylkill (F)

24  Three Mile Island (N)

Texas

25  Handley (F)

26  LaPorte (F)

27  Mountain Creek (F)

		Output in Megawatt Hours (MWh)		Capacity in Megawatts (MW)
		Nuclear	92%	68%
		Coal	5%	6%
		Oil	<1%	8%
		Gas	<1%	11%
		Renewables	2%	7%

		* Map does not show 8 sites in the Philadelphia area where Exelon has peaking combustion turbines.

17

Exelon Generation – Generating Resources

Sources of Electric Supply

(GWhs)	2008	2007	2006
Nuclear units	139,342	140,359	139,610
Purchases – non-trading portfolio(a)	26,263	38,021	38,297
Fossil and hydroelectric units	10,569	11,270	12,773

Total supply	176,174	189,650	190,680

Type of Capacity

(MWs) At December 31,	2008	2007	2006
Owned generation assets
Nuclear	16,983	16,969	16,945
Fossil	6,184	6,197	6,992
Hydroelectric	1,642	1,642	1,606

Owned generation assets	24,809	24,808	25,543
Long-term contracts	6,483	7,524	7,691
TEG and TEP(b)	–	–	230

Total generating resources	31,292	32,332	33,464

(a)	Reflects all power purchased under long-term contracts.
(b)	Generation, through its investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP), owned a 49.5% interest in two facilities in Mexico, each with a capacity of 230 MWs. On February 9, 2007, Generation sold its ownership interests in TEG and TEP.

Long-Term Contracts

(At December 31, 2008)
ISO Region	Dispatch Type	Location	Seller	Fuel Type	Delivery Term	Capacity (MW)
PJM	Base-load	Kincaid, IL	Kincaid Generation, LLC	Coal	1998 – 2013	1,108

SERC	Peaking	Franklin, GA	Tenaska Georgia	Oil/Gas	2001 – 2030	942
			Partners, LP(a)

ERCOT	Intermediate	Shiro, TX	Tenaska Frontier Partners, Ltd.	Oil/Gas	2000 – 2020	830

SPP	Intermediate	Jenks, OK	Green Country	Oil/Gas	2002 – 2022	795
			Energy, LLC(b)

PJM	Peaking	Elwood, IL	Elwood Energy, LLC	Oil/Gas	2001 – 2012	775

PJM	Peaking	Manhattan, IL	Lincoln Generating	Oil/Gas	2003 – 2011	664
			Facility, LLC

ERCOT	Intermediate	Granbury, TX	Wolf Hollow 1, LP	Oil/Gas	2003 – 2023	350

PJM	Peaking	East Dundee, IL	Dynegy Power	Oil/Gas	2001 – 2009	330
			Marketing, Inc.

PJM	Base-load	McLean, IL	Old Trail Windfarm, LLC	Wind	2008 – 2026	198

PJM	Peaking	Philadelphia, PA	Trigen-Philadelphia Energy Corp.	Oil/Gas(c)	1997 – 2017	150

PJM	Peaking	Morris, IL	Morris Cogeneration, LLC	Oil/Gas	2001 – 2011	100

PJM	Base-load	Thomas, WV	FPL Energy, LLC	Wind	2002 – 2022	66

PJM	Base-load	Wayne County, PA	FPL Energy, LLC	Wind	2003 – 2023	64

PJM	Peaking	Kincaid, IL	Kincaid Generation, LLC	Coal	2001 – 2013	50

PJM	NUG	W. Conshohocken, PA	Montenay Montgomery, LP	Municipal waste	1991 – 2011	28

PJM	Base-load	Mill Run, PA	FPL Energy, LLC	Wind	2001 – 2021	16

PJM	Base-load	Somerset, PA	FPL Energy, LLC	Wind	2001 – 2021	9

PJM	Base-load	Bellefontaine, OH	Bellefontaine Gas	Landfill gas	2009 – 2018	5
			Producers, LLC

PJM	Peaking	Morrisville, PA	Epuron LLC	Solar	2008 – 2028	3

Total						6,483

ISO = Independent System Operator

NUG = Non-utility generator

(a)	On April 4, 2007, Exelon Generation agreed to sell its rights to all of the capacity, energy and ancillary services supplied from this contract through a tolling agreement with Georgia Power, commencing June 1, 2010 and lasting for 20 years.
(b)	On April 21, 2009, Exelon Generation agreed to sell its rights to 520 MW of the capacity, energy and ancillary services supplied from this contract through a PPA with Public Service Company of Oklahoma, commencing June 1, 2012 and continuing through February 28, 2022.
(c)	Cogeneration facility with a 32 MW steam turbine and 118 MW combustion turbine.

18

Exelon Generation – Nuclear Generating Capacity

Exelon Nuclear Fleet(a)

(At December 31, 2008)								Last Refueling Completed by Unit	2008 Generation (GWh)
Station	Number of Units	Plant Type	NSSS Vendor	Net Annual Mean Rating (MW)	Start Date	License Expires	Ownership
Braidwood	2	PWR	W	1,194/1,166	1988	2026/2027	100%	Apr-09/May-08(b)	19,786

Byron	2	PWR	W	1,183/1,153	1985/1987	2024/2026	100%	Apr-08/Oct-08(b)	19,358

Clinton	1	BWR	GE	1,065	1987	2026	100%	Feb-08(c)	8,549

Dresden	2	BWR	GE	869/871	1970/1971	2029/2031	100%	Nov-07/Nov-08(c)	14,385

LaSalle	2	BWR	GE	1,138/1,150	1984	2022/2023	100%	Feb-08/Feb-09(c)	18,848

Limerick	2	BWR	GE	1,149/1,146	1986/1990	2024/2029	100%	Mar-08/Apr-09(c)	19,004

Oyster Creek	1	BWR	GE	625	1969	2029	100%	Nov-08(c)	4,664

Peach Bottom	2	BWR	GE	1,140/1,140	1974	2033/2034	50% Exelon, 50% PSEG Nuclear	Oct-08/Oct-07(c)	9,268

Quad Cities	2	BWR	GE	866/871	1973	2032/2032	75% Exelon, 25% Mid-American Energy Holdings	May-09/Mar-08(c)	10,669

Three Mile Island	1	PWR	B&W	837	1974	2014(d)	100%	Nov-07(c)	7,365

Total	17			17,563			15,989 MW owned		131,895

(a)	Does not include Exelon Generation’s 42.59%, 994 MW, interest in Salem Units 1 and 2 (PWRs). Last refueling outages: Salem Unit 1 completed November 2008 and Unit 2 completed May 2008 (18-month cycle). 2008 generation data is at ownership.
(b)	18-month refueling cycle.
(c)	24-month refueling cycle.
(d)	In January 2008, an application was submitted for a 20-year license extension.
Notes:	PWR = pressurized water reactor; BWR = boiling water reactor
NSSS Vendor = Nuclear Steam Supply System Vendor
Amounts may not add due to rounding.

Nuclear Operating Data

	2008		2007	2006
Fleet capacity factor(a)	93.9%	(b)	94.5%	93.9%
Fleet production cost per MWh(a)	$15.87		$14.46	$13.85

Refueling Outages – 2008

–	Conducted 10 refueling outages(a)
–	Average refueling outage duration: 24 days(a)
–	U.S. average refueling duration: ~40 days

Net Generation – 2008

–	131,895 GWhs, excluding Salem
–	139,342 GWhs, including Salem

Refueling Outages (including Salem)

2007: 9 actual

2008: 12 actual

2009: 10 planned

2010: 10 planned

2011: 11 planned

2012: 11 planned

2013: 9 planned

(a)	Excludes Salem; Salem Unit 1 and Unit 2 capacity factors in 2008 were 89.9% and 81.2%, respectively.
(b)	vs. industry average of 89.3%.

Source for industry averages: Exelon Nuclear 2009 Benchmarking Report

19

Exelon Generation – Total Electric Generating Capacity

Owned net electric generating capacity by station at December 31, 2008:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units consist of low-efficiency, quick response steam units, gas turbines, diesels, and pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity(b) (MW)
Nuclear (c)
Braidwood	Braidwood, IL	2		Uranium	Base-load	2,360
Byron	Byron, IL	2		Uranium	Base-load	2,336
Clinton	Clinton, IL	1		Uranium	Base-load	1,065
Dresden	Morris, IL	2		Uranium	Base-load	1,740
LaSalle	Seneca, IL	2		Uranium	Base-load	2,288
Limerick	Limerick Twp., PA	2		Uranium	Base-load	2,295
Oyster Creek	Forked River, NJ	1		Uranium	Base-load	625
Peach Bottom	Peach Bottom Twp., PA	2	50.00	Uranium	Base-load	1,140	(d)
Quad Cities	Cordova, IL	2	75.00	Uranium	Base-load	1,303	(d)
Salem	Hancock’s Bridge, NJ	2	42.59	Uranium	Base-load	994	(d)
Three Mile Island	Londonderry Twp, PA	1		Uranium	Base-load	837

						16,983
Fossil (Steam Turbines)
Conemaugh	New Florence, PA	2	20.72	Coal	Base-load	352	(d)
Cromby 1	Phoenixville, PA	1		Coal	Intermediate	144
Cromby 2	Phoenixville, PA	1		Oil/Gas	Intermediate	201
Eddystone 1, 2	Eddystone, PA	2		Coal	Intermediate	588
Eddystone 3, 4	Eddystone, PA	2		Oil/Gas	Intermediate	760
Fairless Hills	Falls Twp, PA	2		Landfill Gas	Peaking	60
Handley 4, 5	Fort Worth, TX	2		Gas	Peaking	870
Handley 3	Fort Worth, TX	1		Gas	Intermediate	395
Keystone	Shelocta, PA	2	20.99	Coal	Base-load	357	(d)
Mountain Creek 6, 7	Dallas, TX	2		Gas	Peaking	240
Mountain Creek 8	Dallas, TX	1		Gas	Intermediate	565
Schuylkill	Philadelphia, PA	1		Oil	Peaking	166
Wyman	Yarmouth, ME	1	5.89	Oil	Intermediate	36	(d)

						4,734
Fossil (Combustion Turbines)
Chester	Chester, PA	3		Oil	Peaking	39
Croydon	Bristol Twp., PA	8		Oil	Peaking	386
Delaware	Philadelphia, PA	4		Oil	Peaking	56
Eddystone	Eddystone, PA	4		Oil	Peaking	60
Falls	Falls Twp., PA	3		Oil	Peaking	51
Framingham	Framingham, MA	3		Oil	Peaking	29
LaPorte	Laporte, TX	4		Gas	Peaking	152
Medway	West Medway, MA	3		Oil/Gas	Peaking	105
Moser	Lower Pottsgrove Twp., PA	3		Oil	Peaking	51
New Boston	South Boston, MA	1		Oil	Peaking	12
Pennsbury	Falls Twp., PA	2		Landfill Gas	Peaking	6
Richmond	Philadelphia, PA	2		Oil	Peaking	96
Salem	Hancock’s Bridge, NJ	1	42.59	Oil	Peaking	16	(d)
Schuylkill	Philadelphia, PA	2		Oil	Peaking	30
Southeast Chicago	Chicago, IL	8		Gas	Peaking	296
Southwark	Philadelphia, PA	4		Oil	Peaking	52

						1,437

20

Exelon Generation – Total Electric Generating Supply

(continued)

Owned net electric generating capacity by station at December 31, 2008:

Station	Location	Number of Units	Percent Owned(a)	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity(b) (MW)
Fossil (Internal Combustion/Diesel)
Conemaugh	New Florence, PA	4	20.72	Oil	Peaking	2	(d)
Cromby	Phoenixville, PA	1		Oil	Peaking	3
Delaware	Philadelphia, PA	1		Oil	Peaking	3
Keystone	Shelocta, PA	4	20.99	Oil	Peaking	2	(d)
Schuylkill	Philadelphia, PA	1		Oil	Peaking	3

						13
Hydroelectric
Conowingo	Harford Co. MD	11		Hydroelectric	Base-load	572
Muddy Run	Lancaster, PA	8		Hydroelectric	Intermediate	1,070

						1,642

Total		124				24,809

(a)	100%, unless otherwise indicated.
(b)	For nuclear stations, capacity reflects the annual mean rating. All other stations reflect a summer rating.
(c)	All nuclear stations are boiling water reactors except Braidwood, Byron, Salem and Three Mile Island, which are pressurized water reactors.
(d)	Net generation capacity is stated at proportionate ownership share.

21

Fossil Emissions and Reduction Technology Summary

Owned generation as of December 31, 2008. Table does not include station auxiliary equipment or peaking combustion turbines.

		Net Generation Available for Sale (GWh)

Fossil Station	Capacity (MW, Summer Rating)	2008	2007	2006

Conemaugh (New Florence, PA)	352	2,376	2,684	2,960
Units: 2 coal units (baseload)
Reduction Technology: SO2 scrubbed
Data reflects Exelon Generation’s 20.72% plant ownership.

Cromby (Phoenixville, PA)	345	679	831	733
Units: 1 coal unit (intermediate), 1 oil/gas steam unit (intermediate)
Reduction Technology: SO2 scrubbed (coal unit) and SNCR NOx

Eddystone (Eddystone, PA)	1,348	2,152	2,961	2,926
Units: 2 coal units (intermediate), 2 oil/gas steam units (intermediate)
Reduction Technology: SO2 scrubbed (coal units), SNCR NOx,and low NOx burners with separate overfire air

Fairless Hills (Falls Township, PA)	60	227	249	237
Units: 2 landfill gas units (peaking)
Reduction Technology: None

Handley (Ft. Worth, TX)	1,265	426	264	715
Units: 3 gas steam units (2 peaking/1 intermediate)
Reduction Technology: SCR NOx (Units 3,4, and 5)

Keystone (Shelocta, PA)	357	2,969	2,577	2,671
Units: 2 coal units (baseload)
Reduction Technology: SCR NOx
Data reflects Exelon Generation’s 20.99% plant ownership.
SO2 scrubbers under construction.

Mountain Creek (Dallas, TX)	805	246	378	530
Units: 3 gas steam units (2 peaking/1 intermediate)
Reduction Technology: Induced flue gas recirculation (Units 6 and 7) and SCR NOx (Unit 8)

New Boston (South Boston, MA)	Unit deactivated	0	13	211
Units: 1 gas steam unit (intermediate)	in 2007

Schuylkill (Philadelphia, PA)	166	28	77	27
Units: 1 oil steam unit (peaking)
Reduction Technology: None

22

Fossil Emissions and Reduction Technology Summary

Emissions (thousand tons)				Reduction Technology
Type	2008	2007	2006	SO2 Scrubber	Post combustion NOx controls (SCR or SNCR)	Low NOx burners with separated overfire air	Induced flue gas recirculation for NOx
Conemaugh
SO2	1.3	1.4	1.7	X		X
NOx	3.6	4.2	4.8
CO2	2,254.9	2,512.5	2,898.9

Cromby
SO2	3.4	3.4	3.6	X (Coal Unit)
NOx	1.9	2.0	1.7		X (Coal Unit)	X (Coal Unit)
CO2	965.0	1,061.5	971.0

Eddystone
SO2	5.4	6.9	6.5	X (Coal Units)
NOx	4.1	5.5	5.4		X (Coal Units)	X (Coal Units)
CO2	2,827.0	3,855.8	3,720.3

Fairless Hills
SO2	0.1	0.1	0.2
NOx	0.1	0.1	0.1
CO2	373.8	207.1	201.3

Handley
SO2	*	*	*
NOx	*	*	0.1		X (Units 3, 4, 5)
CO2	319.6	216.6	564.3

Keystone
SO2	39.9	35.9	34.5	Under construction
NOx	3.3	2.6	2.7		X	X
CO2	2,867.1	2,497.5	2,575.7

Mountain Creek
SO2	*	*	*
NOx	*	*	0.1		X (Unit 8)		X (Units 6, 7)
CO2	170.0	280.5	377.0

New Boston
SO2	0	0	*
NOx	0	*	0.1
CO2	0	9.0	138.1

Schuylkill
SO2	0.4	0.2	0.1
NOx	*	0.1	*
CO2	28.9	81.0	32.4

*Indicates emissions less than 50 tons.

23

Exelon Generation – Annual Electric Supply and Sales Statistics

	Twelve Months Ended December 31,

(in GWhs)	2008	2007	2006
Supply
Nuclear	139,342	140,359	139,610
Purchased Power	26,263	38,021	38,297
Fossil and Hydro	10,569	11,270	12,773

Power Team Supply	176,174	189,650	190,680

	Twelve Months Ended December 31,

(in GWhs)	2008	2007	2006
Electric Sales
ComEd(c)	23,200	23,062	79,733
PECO	40,966	41,343	39,621
Market and Retail(c)	112,008	125,245	71,326

Total Electric Sales(a),(b)	176,174	189,650	190,680

Average Margin ($/MWh)
Average Realized Revenue
ComEd(c)	$63.71	$64.04	$35.89
PECO	50.85	49.80	45.73
Market and Retail(c)	59.99	54.59	51.03
Total Electric Sales	58.35	54.70	43.60
Average Purchased Power and Fuel Cost(d),(e)	$19.87	$19.54	$18.54
Average Margin(e)	$38.48	$35.16	$25.06

Around-the-clock (ATC) Market Prices ($/MWh)(f)
PJM West Hub	$68.52	$59.87	$51.07
NIHUB	49.00	45.53	41.42

(a)	Excludes retail gas activity, trading portfolio and other operating revenue.
(b)	Total sales do not include trading volume of 8,891 GWhs, 20,323 GWhs and 31,692 GWhs for the twelve months ended December 31, 2008, 2007 and 2006, respectively.
(c)	$2 million of a pre-tax reduction in revenue and $29 million (486 GWhs) of pre-tax revenue during the year ended December 31, 2008, resulting from the settlement of the ComEd swap beginning in June 2008 and sales to ComEd under the request for proposal (RFP) beginning in September 2008, respectively, have been excluded from ComEd and included in Market and Retail sales.
(d)	Excludes the net impact of the $119 million pre-tax loss associated with Generation’s tolling agreement with Georgia Power related to a contract with Tenaska and costs associated with the termination of the State Line PPA during the twelve months ended December 31, 2007.
(e)	Excludes the mark-to-market impact of Generation’s economic hedging activities.
(f)	Represents the average for the year.

Financial Swap Agreement with ComEd

Portion of Term	Fixed Price ($/MWh)	Notional Quantity (MW)(a)
June 1, 2008 – December 31, 2008	$47.93	1,000
January 1, 2009 – May 31, 2009	$49.04	1,000
June 1, 2009 – December 31, 2009	$49.04	2,000
January 1, 2010 – May 31, 2010	$50.15	2,000
June 1, 2010 – December 31, 2010	$50.15	3,000
January 1, 2011 – December 31, 2011	$51.26	3,000
January 1, 2012 – December 31, 2012	$52.37	3,000
January 1, 2013 – May 31, 2013	$53.48	3,000

(a)	Market-based contract for ATC baseload energy only; does not include capacity, ancillary services or congestion.

24

Exelon Generation – Electric Supply and Sales Statistics by Quarter

	Three Months Ended
(in GWhs)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Supply
Nuclear	35,382	34,887	36,451	35,069	32,935	34,296	36,356	34,350
Purchased Power	6,077	6,100	8,761	5,575	5,827	9,068	11,689	8,579
Fossil and Hydro	2,765	2,162	2,685	2,910	2,812	2,350	3,067	2,859

Power Team Supply	44,224	43,149	47,897	43,554	41,574	45,714	51,112	45,788

	Three Months Ended
(in GWhs)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Electric Sales
ComEd(c)	5,537	5,261	6,629	5,218	6,092	5,362	6,628	5,146
PECO	10,223	9,760	11,333	9,761	10,112	9,957	11,374	9,732
Market and Retail(c)	28,464	28,128	29,935	28,575	25,370	30,395	33,110	30,910

Total Electric Sales(a),(b)	44,224	43,149	47,897	43,554	41,574	45,714	51,112	45,788

Average Margin ($/MWh)
Average Realized Revenue
ComEd(c)	$63.21	$63.30	$64.41	$63.82	$63.20	$63.22	$64.57	$64.13
PECO	49.30	49.28	53.03	52.04	48.75	49.31	51.96	51.07
Market and Retail(c)	57.12	54.18	65.98	61.91	57.19	54.81	56.00	54.38
Total Electric Sales	56.08	54.18	62.70	59.93	56.02	54.60	56.21	54.77

Average Purchased Power and Fuel Cost(d),(e)	$16.82	$15.90	$26.16	$19.40	$17.25	$18.90	$23.61	$18.80

Average Margin(e)	$39.25	$38.28	$36.54	$40.53	$38.77	$35.70	$32.60	$35.97

Around-the-clock Market Prices ($/MWh)(f)
PJM West Hub	$49.18	$52.62	$77.37	$75.65	$68.53	$58.68	$63.34	$57.61
NIHUB	$34.09	38.06	53.28	51.39	53.35	45.92	47.02	44.39

(a)	Excludes retail gas activity, trading portfolio and other operating revenue.
(b)	Total sales do not include trading volume of 2,331 GWhs, 2,153 GWhs, 3,092 GWhs, 1,784 GWhs, 1,862 GWhs, 4,780 GWhs, 5,667 GWhs and 4,775 GWhs for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(c)	$31 million, $20 million, $15 million and $7 million of pre-tax revenue resulting from the settlement of the ComEd swap beginning in June 2008 have been excluded from ComEd and included in Market and Retail sales for the quarters ended March 31, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively. Additionally, $58 million (898 Gwhs) and $29 million (486 GWhs) of pre-tax revenue resulting from sales to ComEd under the request for proposal, which began in September 2008, have been excluded from ComEd and included in Market and Retail sales for the quarters ended March 31, 2009 and December 31, 2008, respectively.
(d)	Excludes the net impact of the $119 million pre-tax loss related to Generation’s tolling agreement with Georgia Power for the contract with Tenaska and costs related to the termination of the State Line PPA during the three months ended December 31, 2007.
(e)	Excludes the mark-to-market impact of Generation’s economic hedging activities.
(f)	Represents the average for the quarter.

25

ComEd

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers taking electric service under tariffed rates. Delivery only service reflects customers electing to receive electricity from a competitive electric generation supplier. Other revenues include transmission revenue (including revenue from PJM), sales to municipalities, other wholesale energy sales and economic hedge derivative contracts.

	2008		2007	2006
Retail Deliveries (in GWhs)
Full service
Residential	28,389		29,374	28,330
Small Commercial & Industrial	14,937		16,468	26,597
Large Commercial & Industrial	1,045		1,949	12,595
Public Authorities & Electric Railroads	578		766	2,254

Total Full Service	44,949		48,557	69,776

Delivery Only
Residential	(a	)	–	–
Small Commercial & Industrial	18,550		17,380	5,505
Large Commercial & Industrial	27,764		27,122	15,282
Public Authorities & Electric Railroads	636		518	–

Total Delivery Only	46,950		45,020	20,787

Total Retail Deliveries	91,899		93,577	90,563

Electric Revenue (in millions)
Full Service
Residential	$3,284		$3,161	$2,453
Small Commercial & Industrial	1,542		1,619	2,060
Large Commercial & Industrial	90		154	700
Public Authorities & Electric Railroads	52		67	137

Total Full Service	4,968		5,001	5,350

Delivery Only
Residential	(a	)	–	–
Small Commercial & Industrial	289		261	85
Large Commercial & Industrial	295		276	155
Public Authorities & Electric Railroads	7		5	–

Total Delivery Only	591		542	240

Total Electric Retail Revenues	5,559		5,543	5,590

Other Revenues	577		561	511

Total Operating Revenues	$6,136		$6,104	$6,101

Electric Revenue ($ / MWh)
Full Service
Residential	$115.68		$107.61	$86.59
Small Commercial & Industrial	103.23		98.31	77.45
Large Commercial & Industrial	86.12		79.01	55.58
Public Authorities & Electric Railroads	89.97		87.47	60.78

Delivery Only
Residential	(a	)	–	–
Small Commercial & Industrial	15.58		15.02	15.44
Large Commercial & Industrial	10.63		10.18	10.14
Public Authorities & Electric Railroads	11.01		9.65	–

(a)	Competitive electric generation suppliers began providing electricity to residential customers in 2008. As of December 31, 2008, there was total activity of less than 1 GWh and $1 million.

26

ComEd

Customers at Year End

	2008	2007	2006
Retail Delivery Customers

Full service
Residential	3,437,891	3,436,254	3,406,239
Small Commercial & Industrial	318,023	317,973	334,244
Large Commercial & Industrial	177	137	698
Public Authorities & Electric Railroads	8	30	1,071
Street & Highway Lighting	5,036	5,091	4,773
Wholesale	–	1	4

Total Full Service Customers	3,761,135	3,759,486	3,747,029

Delivery Only
Residential	174	–	–
Small Commercial & Industrial	41,003	42,246	18,374
Large Commercial & Industrial	1,895	1,927	1,227
Public Authorities & Electric Railroads	2	4	–
Street & Highway Lighting	29	10	3

Total Delivery Only	43,103	44,187	19,604

Total Retail Delivery Customers	3,804,238	3,803,673	3,766,633

Heating and Cooling Degree Days

	2008	2007	2006
Heating Degree Days (normal=6,362)	6,680	6,025	5,589

Cooling Degree Days (normal=855)	828	1,111	931

Peak System Load

	2008	2007	2006
Summer
Highest Peak Load (MW)	20,948	21,972	23,613

Winter
Highest Peak Load (MW)	16,104	16,207	15,934

27

PECO

Electric Sales Statistics and Revenue Detail

Full service reflects deliveries to customers taking electric service under tariffed rates. Delivery only service reflects customers electing to receive electricity from a competitive electric generation supplier. Other revenue includes transmission revenue from PJM and other wholesale energy sales.

	2008	2007	2006
Retail Deliveries (in GWhs)
Full Service
Residential	13,287	13,446	12,796
Small Commercial & Industrial	8,211	8,288	7,818
Large Commercial & Industrial	16,474	16,522	15,898
Public Authorities & Electric Railroads	909	930	906

Total Full Service	38,881	39,186	37,418

Delivery Only
Residential	30	42	61
Small Commercial & Industrial	469	571	671
Large Commercial & Industrial	3	14	35

Total Delivery Only	502	627	767

Total Retail Deliveries	39,383	39,813	38,185

Electric Revenue (in millions)
Full Service
Residential	$1,916	$1,948	$1,780
Small Commercial & Industrial	1,028	1,042	943
Large Commercial & Industrial	1,406	1,386	1,286
Public Authorities & Electric Railroads	87	89	83

Total Full Service	4,437	4,465	4,092

Delivery Only
Residential	2	4	5
Small Commercial & Industrial	25	30	36
Large Commercial & Industrial	–	–	1

Total Delivery Only	27	34	42

Total Electric Retail Revenues	4,464	4,499	4,134

Other Revenue	282	276	238

Total Operating Revenues	$4,746	$4,775	$4,372

Electric Revenue ($ / MWh)
Full Service
Residential	$144.20	$144.88	$139.11
Small Commercial & Industrial	125.20	125.72	120.62
Large Commercial & Industrial	85.35	83.89	80.89
Public Authorities & Electric Railroads	95.71	95.70	91.61

Delivery Only
Residential	66.67	95.24	81.97
Small Commercial & Industrial	53.30	52.54	53.65
Large Commercial & Industrial	–	–	28.57

28

PECO

Customers at Year End

	2008	2007	2006
Retail Delivery Customers
Full service
Residential	1,402,521	1,400,236	1,387,717
Small Commercial & Industrial	134,482	129,301	124,757
Large Commercial & Industrial	3,086	3,078	3,050
Public Authorities & Electric Railroads	1,086	1,087	1,083

Total Full Service Customers	1,541,175	1,533,702	1,516,607

Delivery Only
Residential	2,979	3,754	5,096
Small Commercial & Industrial	21,827	25,392	29,252
Large Commercial & Industrial	2	3	7

Total Delivery Only Customers	24,808	29,149	34,355

Total Retail Delivery Customers	1,565,983	1,562,851	1,550,962

Heating and Cooling Degree Days

	2008	2007	2006
Heating Degree Days (normal=4,638)	4,403	4,560	3,924

Cooling Degree Days (normal=1,292)	1,354	1,513	1,314

Peak System Load

	2008	2007	2006
Summer
Highest Peak Load (MW)	8,824	8,549	8,932

Winter
Highest Peak Load (MW)	6,519	6,835	6,550

29

PECO

Gas Sales Statistics, Revenue and Customer Detail

	2008	2007	2006
Deliveries to Customers (in mmcf)
Retail Sales	56,110	58,968	50,578
Transportation	27,624	27,632	25,527

Total Retail Deliveries	83,734	86,600	76,105

Gas Revenue (in millions)
Retail Sales	$795	$784	$770
Transportation	19	18	16
Resales and Other	7	36	10

Total Gas Revenue	$821	$838	$796

Gas Customers at Year End

	2008	2007	2006
Customers
Residential	443,453	439,934	434,119
Small Commercial & Industrial	41,262	40,867	40,519
Large Commercial & Industrial	2	5	400
Transportation	698	628	518

Total Customers	485,415	481,434	475,556

Gas Maximum Day Sendout

	2008	2007	2006
Winter
Maximum Day Sendout (in thousand cubic feet (mcf))	666,215	674,089	553,083

30